Exhibit 10.149

AMENDMENT NO. 1 TO
THE TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

This AMENDMENT NO. 1, dated as of June 22, 2012 (this “Amendment”) to the Term Loan, Guarantee and Security Agreement dated as of October 6, 2011 as amend by that certain Amended & Restated Consent, Waiver & Amendment Agreement dated as of November 1, 2011 (as so amended, the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) is agreed among NTS INC. (f/k/a Xfone, Inc.), a Nevada corporation, XFONE USA, INC., a Mississippi corporation, NTS COMMUNICATIONS, INC., a Texas corporation, GULF COAST UTILITIES, INC., a Mississippi corporation, EXPETEL COMMUNICATIONS, INC., a Mississippi corporation, NTS CONSTRUCTION COMPANY, a Texas corporation, GAREY M. WALLACE COMPANY, INC., a Texas corporation, MIDCOM OF ARIZONA, INC., an Arizona corporation, COMMUNICATIONS BROKERS, INC., a Texas corporation, and NTS MANAGEMENT COMPANY, LLC, a Texas limited liability company (collectively referred to herein as the “Borrower”), the other Credit Parties signatory thereto, and ICON AGENT, LLC, a Delaware limited liability company, as agent (in such capacity, “Agent”) for the several financial institutions from time to time party to the Credit Agreement (each herein referred to as a “Lender” and collectively, the “Lenders”).

W i t n e s s e t h :

Whereas, the Borrower has requested, and subject to the terms and conditions set forth below, each Lender and the Agent hereby agree to amend the Existing Credit Agreement to (i) advance to the Borrower an additional Loan in the amount of $3,500,000 on the date hereof, (ii) advance to the Borrower an additional delayed draw Loan in the amount of $3,100,000 upon the Borrowers request if and only if such request is made prior to September 25, 2012 and the conditions precedent set forth below are satisfied, and (iii) make certain other amendments thereto described below.

Now, Therefore, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the Borrower, the Agent and the Required Lenders agree, in accordance with the Existing Credit Agreement, to amend the Existing Credit Agreement to the extent provided for under Section 2 hereof, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof.

Accordingly, the Borrower, the other Credit Parties, the Lenders and Agent each hereby agree as follows:

1.            Defined Terms.  All capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Existing Credit Agreement.

2.            Amendments

A.    Section 1.1 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“1.1         Term Loans.

(a)           Closing Date Term Loan Commitment.  Each Lender agrees, severally, but not jointly, upon the terms and subject to the conditions of this Agreement, to make to the Borrower an advance (each a “Closing Date Term Loan”) on the Closing Date in the principal amount equal to such Lender’s Closing Date Term Loan Commitment.  Each Lender’s Closing Date Term Loan shall be evidenced by a promissory note (each a “Closing Date Term Note”) duly executed and delivered by the Borrower on the Amendment Date in the form attached hereto as Exhibit B-1, and be repayable in accordance with the terms of such Closing Date Term Note and this Agreement.  Borrower shall repay the outstanding principal and accrued interest of each Lender’s  Closing Date Term Loan to the Agent for benefit of the Lenders (payable monthly in arrears) in 68 consecutive monthly Installments as set forth on Schedule B-1, due and payable on the first day of each calendar month beginning on the Commencement Date, together with a payment of the interim interest for the Closing Date Term Loans in accordance with Section 1.5(b) and a payment of the entire balance of the Closing Date Term Loans on the Maturity Date; provided, however, that the monthly Installments due and payable hereunder prior to the first anniversary of the Amendment Date shall be payments of accrued interest only.

(b)           Amendment Date Term Loan Commitment.  Each Lender agrees, severally, but not jointly, upon the terms and subject to the conditions of this Agreement, to make to the Borrower an advance (each an “Amendment Date Term Loan”) on the Amendment Date in the principal amount equal to such Lender’s Amendment Date Term Loan Commitment.  Each Lender’s Amendment Date Term Loan shall be evidenced by a promissory note (each an “Amendment Date Term Note”) duly executed and delivered by the Borrower prior to the funding of the Amendment Date Term Loan in the form attached hereto as Exhibit B-2, and be repayable in accordance with the terms of, such Amendment Date Term Note and this Agreement.  Borrower shall repay the outstanding principal and accrued interest of the each Lender’s Amendment Date Term Loan to the Agent for the benefit of the Lenders (payable monthly in arrears) in 60 consecutive monthly Installments as set forth on Schedule B-2, due and payable on the first day of each calendar month beginning on the Amendment Commencement Date, together with a payment of the interim interest for the Amendment Date Term  Loans in accordance with Section 1.5(b) and a payment of the entire balance of the Amendment Date Term Loans on the Maturity Date; provided, however, that the monthly Installments due and payable hereunder prior to the first anniversary of the Amendment Date shall be payments of accrued interest only.

(c)           Delayed Draw Term Loan Commitment.  Each Lender agrees, severally, but not jointly, upon the terms and subject to the conditions of this Agreement, to make to the Borrower one additional advance (each a “Delayed Draw Term Loan”) on any date on or prior to the Delayed Draw Funding Termination Date (the date of such advance, the “Delayed Draw Funding Date”) in the principal amount equal to such Lender’s Delayed Draw Term Loan Commitment.  Each Lender’s Delayed Draw Term Loan shall be evidenced by a promissory note (each a “Delayed Draw Term Note”) duly executed and delivered by the Borrower prior to the funding of the Delayed Draw Term Loan in the form attached hereto as Exhibit B-3, and be repayable in accordance with the terms of such Delayed Draw Date Term Note and this Agreement.  Borrower shall repay the outstanding principal and accrued interest of each Lender’s Delayed Draw Term Loan to the Agent for benefit of the Lenders (payable monthly in arrears) in consecutive monthly Installments as set forth on Schedule B-3, due and payable on the first day of each calendar month beginning on the Commencement Date, together with a payment of the interim interest for the Delayed Draw Term  Loans in accordance with Section 1.5(b) and a payment of the entire balance of the Delayed Draw Term Loans on the Maturity Date; provided, however, that the monthly Installments due and payable hereunder prior to the first anniversary of the Amendment Date shall be payments of accrued interest only.

(d)           Funding of Delay Draw Term Loan.  Funding of the Delayed Draw Term Loans shall be at the request of the Borrower by an irrevocable written notice in the form of the borrowing request attached as Exhibit M (a “Delayed Draw Borrowing Request”) (or telephonic notice confirmed in a writing by a Delayed Draw Borrowing Request) delivered hereunder by no later than 11:00 am (Eastern Standard time) on a Business Day which is not less than five (5) Business Days prior to the proposed Delayed Draw Funding Date. Promptly upon receipt of any such notice, the Agent shall notify each of the Lenders thereof.  The Delayed Draw Borrowing Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Delayed Draw Term Loans requested from the Lenders on the proposed funding date.

(e)           Late Installments.  If any Installment of any Loan is not paid in full within 5 Business Days of the date payment of such Installment is due under this Agreement or under any Term Note evidencing the same, the Borrower shall pay to Agent, for the pro rata benefit of the Lenders, a late fee in an amount equal to two and a half percent (2.5%) of the amount of each such Installment, which late fee constitutes liquidated damages for loss of a bargain and is not a penalty.  Once repaid, any amount borrowed under any Term Loan Commitment of each Lender may not be re-borrowed.  Subject to Section 1.2, all amounts owed hereunder with respect to any Term Loan shall be paid in full no later than the Maturity Date.”

B.    Section 1.2(b) of the Existing Credit Agreement is hereby amended by:

(i)      inserting the word “Amendment” immediately before the words “Commencement Date” in each instance it appears;

(ii)     deleting the date “May 1, 2013” and replacing it with the date “December 1, 2013” in each instance it appears.

C.    Section 1.3 of the Existing Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Use of Proceeds.  Borrower shall use the proceeds of the Closing Date Term Loan to payoff existing senior secured indebtedness, for other general working capital and corporate purposes, and to pay any fees associated with transactions contemplated under this Agreement and the other Loan Documents.  Borrower shall use the proceeds of the Amendment Date Term Loan solely for the payment and satisfaction in full of all liabilities owed to Burlingame Equity Investors LP, including but not limited to the Burlingame Note.  Borrower shall use the proceeds of the Delayed Draw Term Loan solely for the purchase of equipment in connection with the Wichita Falls Project.”

D.    Section 1.5(b) of the Existing Credit Agreement is hereby amended by:

(i)      inserting “, (b) and (c)” immediately after “Section 1.1(a)” in the first sentence;

(ii)     deleting the last two sentences of Section 1.5(b) and replacing it with the following:

“Notwithstanding anything to the contrary herein contained, interim interest payments shall be due for interest accrued on each Term Loan from the date such Term Loan was funded through and including the applicable Commencement Date.  Such interim interest payments shall be due and payable in advance on the Closing Date, the Amendment Closing Date or the Delayed Draw Funding Date, as applicable.”

E.     Section 2 of the Existing Credit Agreement is hereby amended by adding the following as a new Section 2.2:

“2.2   Conditions to the Delayed Draw Term Loan.  The Lenders shall be obligated to make the Delayed Draw Term Loan on the date when the following conditions have been satisfied, or waived in writing by the Agent:

(a)     The Agent shall have received a duly executed copy of the Wichita Falls Project Contract.

(b)     The Agent shall have received copies of invoices and projected invoices due and payable by the Borrower in connection with the Wichita Falls Project in an aggregate amount of at least $3,100,000 of which at least $1,000,000 shall have been paid, evidence of which shall have been delivered to the Agent.

(d)    The Agent shall have received a true and correct copy of any permit(s) required by the City of Wichita Falls for any and all construction in connection with the Wichita Falls Project.

(e)   The Agent shall have received a true and correct copy of any permit(s) required by the Texas Department of Transportation for any and all construction in connection with the Wichita Falls Project.

(f)     The Agent shall have received proof reasonably satisfactory to the Agent that the Wichita Falls Central Office is connected to the Borrower’s existing fiber network.

(g)    The Agent shall have received a duly executed Delayed Draw Term Loan Note in favor of each Lender.”

F.     Section 3.26 of the Existing Credit Agreement is hereby amended by:

(i)      deleting the period at the end of clause (a) and replacing it with the following:

“; provided, however, that the Grantors collectively shall be permitted to maintain a maximum of ten (10) Local Accounts in the aggregate at any one time; provided, further, that within two Business Days of opening any Local Account, Borrower shall give written notice to the Agent,  which notice shall include the name and address of the bank and the account number of such Local Account.”

(ii)     inserting the words “or Local Accounts” immediately after the words “Controlled Accounts” in clause (b).

(iii)    inserting the following as a new clause (c) immediately after clause (b):

“Each Grantor who opens any Local Account shall cause all amounts on deposit in each such account to be swept to a Controlled Account on a weekly basis.”

G.    Section 4.2(b) of the Existing Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(b)  As of the end of each Fiscal Quarter, the Credit Parties shall not permit the Senior Leverage Ratio to exceed the ratio set forth opposite such period in the table below:”

Test Period Ending	Leverage Ratio
Closing Date through March 31, 2012	1.50 to 1.00
June 30, 2012 through March 31, 2013	2.00 to 1.00
June 30, 2013 through December 31, 2013	1.75 to 1.00
March 31, 2014 and thereafter	1.50 to 1.00

H.    Section 5.1 of the Existing Credit Agreement is hereby amended by:

(i)      deleting the phrase “the Indebtedness evidenced by the Burlingame Note in a principal amount not to exceed $3,500,000 at any time outstanding and” from clause (g);

(ii)     deleting the words “outstanding and” at the end of clause (g) and replacing them with “outstanding,”;

(iii)    deleting the period after “Section 5.3” at the end of clause (h) and adding in its place the following:

“(i) Indebtedness in connection with any currency hedge transactions entered into in the ordinary course of business (and not for speculative purposes) for the purpose of currency hedging related to the Unsecured Bonds, provided that the aggregate notional amount of which shall not exceed the aggregate total amount of scheduled interest and principal payments due on the Unsecured Bonds in the current Fiscal Year and the next succeeding Fiscal Year, and (j) Indebtedness of any Credit Party in respect of letters of credit issued on behalf of such Credit Party in the ordinary course of business of such Credit Party; provided that the aggregate amount of all such letters of credit shall not exceed $100,000.”

I.      Section 5.7 of the Existing Credit Agreement is hereby amended by deleting the phrase “and the Burlingame Note, in each case,” and adding the phrase “buy back or” immediately before the phrase “make payments of” in the second line of clause (c) and adding the following new phrase at the end of clause (c) before the word “or”:

“and provided further that such loans are permitted by the terms of Section 5.5.”

J.     Section 5.16 of the Existing Credit Agreement is hereby amended by:

(i)      replacing the comma after “Servicing Agreement” with the word “and”; and

(ii)     deleting the phrase “the Burlingame Securities Purchase Agreement and the Burlingame Note,”.

K.    Section 6.2 of the Existing Credit Agreement is hereby amended by adding the following new sentence after the last sentence:

“On any date prior to the Delayed Draw Term Loan Funding Date, upon reasonable notice to the Borrower, the Agent shall be permitted to visit the site of the Wichita Falls Project.”

L.     Section 7.1 of the Existing Credit Agreement is hereby amended by:

(i)      deleting the “or” at the end of clause (n);

(ii)     deleting the period at the end of clause (o) and replacing it with “; or”; and

(iii)    inserting the following as new clause (p):

“(p) invoices in an aggregate amount of at least  $3,100,000 issued in respect of work performed by contractors hired by the Credit Parties in connection with the Wichita Falls Project shall not have been paid by February 15, 2013, or the work required to be done in connection with such invoices has not been completed by such date; provided, however, the foregoing events shall not be Events of Default if the Lenders breach their obligation to fund the Delayed Draw Term Loans notwithstanding that the Borrowers have satisfied all the conditions precedent to funding set forth in Section 2.1 (other than Section 2.1 (c), (e) and (f)) and Section 2.2 and have otherwise complied with the terms of this Agreement.”

M.   Schedule A to the Existing Credit Agreement is hereby amended by:

(i)      deleting the definition of “Commencement Date” in its entirety and replacing it with the following:

““Commencement Date” means, (a) with respect to the Closing Date Term Loan, November 1, 2011, (b) with respect to the Amendment Date Term Loan, the Amendment Commencement Date and (c) with respect to the Delayed Draw Term Loan, the first day of the first month following the Delayed Draw Term Loan Funding Date.”

(ii)     in the definition of “Consolidated Fixed Charges,” inserting the following immediately before the final “.”:

“and (d) the aggregate amount paid or spent by the Credit Parties during such period to buy back Unsecured Bonds, as permitted by clause (z) of the proviso of the definition of Restricted Payments”

(iii)    deleting the definition of “Installment” and replacing it in its entirety with the following:

““Installment” means with respect to each Term Loan, each monthly principal and interest payment of such Term Loan, and the total amount of principal and interest components of each such payment shall be set forth on Schedule 1 to the Term Notes evidencing each such Term Loan; provided that (A) the amount of each Installment is subject to adjustment in accordance with Section 1.2(b) and Section 1.11, (B) the final installment on each Term Loan shall be in an amount equal to the entire remaining unpaid principal and accrued interest balance thereof.”

(iv)    deleting the word “and” at the end of clause (viii) of the definition of “Permitted Encumbrances” and replacing it with “,” and inserting the following after clause (ix) but before the period:

“(x) any Liens in favor of a hedge counterparty in connection with a currency hedge contract permitted by Section 5.3(i) so long as such Liens are limited to cash collateral posted with such hedge counterparty in an aggregate amount not to exceed ten percent (10%) of the projected hedge obligations thereunder at any time outstanding plus any mark to market adjustments and (xi) any Liens securing Indebtedness in connection with any letter of credit permitted under Section 5.1(j) provided that such Lien is limited to cash Collateral not to exceed 105% of the face amount of all such letters of credit.”

(v)    The definition of “Restricted Payments” is hereby amended by deleting the period at the end of thereof and replacing it with a comma and adding the following new clause (z):

“and (z) any amounts paid or spent by any Credit Party, other than a Government Funded SPE, to buy back Unsecured Bonds in an amount not to exceed the ILS equivalent of $1,000,000 per Fiscal Year; provided however that no such payment shall be permitted if (a) after giving effect to such amounts paid, the aggregate Liquidity of the Credit Parties would be less than $3,000,000 or (b) a Default or Event of Default has occurred and is continuing or would arise after giving effect to such proposed payment.”

(vi)   deleting the definition of “Stated Maturity Date” in its entirety and replacing it with the following:

“Stated Maturity Date” means July 1, 2017.

(vii)  deleting the definitions of “Term Loans” and “Term Notes” in their entirety and replacing them with the following:

““Term Loans” means the collective reference to the Closing Date Term Loans, the Amendment Date Term Loans or the Delayed Draw Term Loans, as applicable.

“Term Notes” means the collective reference to the Closing Date Term Notes, the Amendment Date Term Notes and the Delayed Draw Term Notes.”

(viii) inserting the word “Closing Date” immediately before the phrase “Term Loan” in the definition of “Term Loan Commitment” everywhere it appears in such definition, adding the following phrase at the end of such definition:

“and the Closing Date Term Loan Commitment of each Lender is set forth on Schedule B-1.”, and moving such definition to its appropriate alphabetical order.

(ix)    inserting the following new defined terms in the appropriate alphabetical order:

“Amendment Commencement Date” means July 1, 2012.

“Amendment Date” means June 22, 2012.

“Amendment Date Term Loan Commitment” means the commitment of each Lender under this Agreement to make or otherwise fund its Amendment Date Term Loan.  The aggregate amount of the Amendment Date Term Loan Commitments as of the Amendment Date is $3,500,000 and the Amendment Date Term Loan Commitment of each Lender is set forth on Schedule B-2.

 “Amendment Date Term Loan” has the meaning given to such term in Section 1.1(b).

“Amendment Date Term Note” has the meaning given to such term in Section 1.1(b).

“Closing Date Term Loan” has the meaning given to such term in Section 1.1(a).

“Closing Date Term Note” has the meaning given to such term in Section 1.1(a).

“Delayed Draw Term Loan Commitment” means the commitment of each Lender under this Agreement to make or otherwise fund its Delayed Draw Term Loan.  The aggregate amount of the Delayed Draw Term Loan Commitments as of the Amendment Date is $3,100,000 and the Delayed Draw Term Loan Commitment of each Lender is set forth on Schedule B-3.

“Delayed Draw Term Loan” has the meaning given to such term in Section 1.1(c).

“Delayed Draw Term Note” has the meaning given to such term in Section 1.1(c).

“Delayed Draw Funding Termination Date” means October 1, 2012.

“Delayed Draw Term Loan Funding Date” has the meaning given to such term in Section 1.1(c).

“Local Account” means a deposit account at a bank that is (a) limited to maximum daily balance of $10,000 at any time and (b) not subject to a Control Agreement.

“Term Loan Commitment” shall mean collectively the Closing Date Term Loan Commitment, the Amendment Date Term Loan Commitment and the Delayed Draw Term Loan Commitment.

“Wichita Falls Central Office” means the office of the Borrower located at 900 8th Street, Wichita Falls, Texas 76301.

“Wichita Falls Project” means the project to construct a fiber network in Wichita Falls more particularly set forth in the Wichita Falls Project Contract and the additional purchase orders to be executed in connection with equipment to be deployed in customer premises, electronics and hardware for the Wichita Falls Central Office and retaining installation services.

“Wichita Falls Project Contract” means the Form 515 contract delivered by the Borrower to the Agent prior to the Amendment Date and otherwise in form and substance satisfactory to Agent.

N.    Schedule B to the Existing Credit Agreement is hereby deleted in its entirety and is replaced by Schedule B attached hereto as Exhibit A.

O.    Exhibit B to the Existing Credit Agreement is hereby renamed Exhibit B-1.

P.     Exhibit B-2 and  B-2 attached hereto as Exhibit A are hereby inserted in sequence immediately after Exhibit B-1 and before Exhibit C.

Q.    Schedule 1 to the Closing Date Note in favor of ICON ECI Fund Fifteen, L.P. is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit B.

R.    Schedule 1 to the Closing Date Note in favor of Hardwood Partners, LLC is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit C.

S.    Schedule 1 to the Closing Date Note in favor of ICON ECI Partners, L.P. is hereby deleted in its entirety and is replaced by Schedule 1 attached hereto as Exhibit D.

T.    Exhibit M, attached hereto as Exhibit E, is added immediately after Exhibit L of the Existing Credit Agreement.

U.    Disclosure Schedules (3.2), (3.6), (3.7), (3.9), (3.11), (3.13), (3.16) and (3.18) to the Existing Credit Agreement are hereby deleted in their entirety and are replaced by the corresponding Disclosure Schedule attached hereto as Exhibit F.

3.            Conditions to Effectiveness.  This Amendment shall not become effective until the date (the “Effective Date”) upon which (i) counterparts of this Amendment shall have been executed and delivered by the Borrower, the other Credit Parties, the Agent and the Lenders, (ii) Agent shall have received a non-refundable Amendment Fee in immediately available funds in an amount equal to $30,000 and a non-refundable commitment fee in immediately available funds equal to $66,000, (iii) Borrowers shall have delivered to the Agent an executed pay-off letter for the Burlingame Note and (iv) Borrowers shall have reimbursed the Agent on the date of execution and delivery of this Amendment for all of its fees and expenses associated with the preparation, execution and delivery of this Amendment in excess of the $30,000 Earnest Money Deposit received pursuant to the executed Term Sheet dated June 6, 2012, including the fees and disbursements of its counsel, Chapman and Cutler, LLP.

4.             Representations and Warranties.  Each Credit Party represents and warrants that:

(i)      after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date,  in which case each Credit Party represents and warrants that such representations and warranties are true and correct in all material respects as of such earlier date); and

(ii)      after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing on and as of the date hereof.

5.           Loan Document.  This Amendment is designated a Loan Document by Agent.

6.           Full Force and Effect.  Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall continue unmodified and in full force and effect in accordance with the provisions thereof on the date hereof and each Credit Party reaffirms all of its obligations under the Credit Agreement and the other Loan Documents after giving effect to this Amendment.  This Amendment shall be limited precisely as drafted and shall not imply an obligation on the Agent or any Lender to consent to any matter on any future occasion. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Credit Agreement as amended by this Amendment.

7.           CHOICE OF LAW.  THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

8.           Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

9.           Headings.  The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment No. 1 to the Loan, Guarantee and Security Agreement has been duly executed as of the date first written above.

NTS, INC. (f/k/a/ Xfone, Inc.), as a Guarantor and Grantor		NTS CONSTRUCTION COMPANY, as Borrower and Grantor
By:	/s/ Guy Nissenson	By:	/s/ Jerry Hoover
Name:	Guy Nissenson	Name:	Jerry Hoover
Title:	Chairman and CEO	Title:	Treasurer

XFONE USA, INC., as Borrower and Grantor		GAREY M. WALLACE COMPANY, INC., as Borrower and Grantor
By:	/s/ Guy Nissenson	By:	/s/ Jerry Hoover
Name:	Guy Nissenson	Name:	Jerry Hoover
Title:	Chairman	Title:	Treasurer

NTS COMMUNICATIONS, INC., as Borrower and Grantor		MIDCOM OF ARIZONA, INC., as Borrower and Grantor
By:	/s/ Guy Nissenson	By:	/s/ Jerry Hoover
Name:	Guy Nissenson	Name:	Jerry Hoover
Title:	Chairman and CEO	Title:	Treasurer

GULF COAST UTILITIES, INC., as Borrower and Grantor		COMMUNICATIONS BROKERS, INC., as Borrower and Grantor
By:	/s/ Jerry Hoover	By:	/s/ Jerry Hoover
Name:	Jerry Hoover	Name:	Jerry Hoover
Title:	Treasurer	Title:	Treasurer

EXPETEL COMMUNICATIONS, INC., as Borrower and Grantor		NTS TELEPHONE COMPANY, LLC, as Government Funded SPE and Credit Party
By:	/s/ Jerry Hoover	By:	/s/ Jerry Hoover
Name:	Jerry Hoover	Name:	Jerry Hoover
Title:	Treasurer	Title:	Manager

PRIDE NETWORK, INC., as Government Funded SPE and Credit Party		N.T.S. MANAGEMENT COMPANY, L.L.C., as Borrower and Grantor
By:	/s/ Jerry Hoover	By:	/s/ Jerry Hoover
Name:	Jerry Hoover	Name:	Jerry Hoover
Title:	Treasurer	Title:	Manager

ICON AGENT, LLC, as Agent for the Lenders

By: IEMC Corp., its Manager

By:	/s/ David J. Verlizzo
Name:	David J. Verlizzo
Title:	Managing Director & Counsel

ICON ECI PARTNERS, L.P., as a Lender

By: ICON ECI GP, LLC, its General Partner

By:	/s/ David J. Verlizzo
Name:	David J. Verlizzo
Title:	Managing Director & Counsel

ICON EQUIPMENT AND CORPORATE INFRASTRUCTURE FUND FOURTEEN, L.P., as a Lender

By: ICON GP 14 LLC, its General Partner

By:	/s/ David J. Verlizzo
Name:	David J. Verlizzo
Title:	Managing Director & Counsel

ICON ECI FUND FIFTEEN, L.P., as a Lender

By: ICON GP 15 LLC, its General Partner

By:	/s/ David J. Verlizzo
Name:	David J. Verlizzo
Title:	Managing Director & Counsel

HARDWOOD PARTNERS, LLC, as a Lender

By: John Koren, its Manager

By:	/s/ John Koren
Name:	John Koren
Title:	Manager

Exhibit A

SCHEDULE B

CLOSING DATE TERM LOAN COMMITMENTS

Lender	Closing Date Term Loan Commitments
ICON ECI Fund Fifteen, L.P.	$6,850,000
ICON ECI Partners, L.P.	$150,000
Hardwood Partners, LLC	$500,000

AMORTIZATION OF THE LOAN

The Loan will amortize in sixty-six (66) monthly payments as follows:

Payment Date	Interest	Principal	Balance o/s
01-Nov-11			$ 7,500,000
01-Dec-11	$79,687.50	$ -	$ 7,500,000
01-Jan-12	$82,343.75	$ -	$ 7,500,000
01-Feb-12	$82,343.75	$ -	$ 7,500,000
01-Mar-12	$77,031.25	$ -	$ 7,500,000
01-Apr-12	$82,343.75	$ -	$ 7,500,000
01-May-12	$79,687.50	$ -	$ 7,500,000
01-Jun-12	$82,343.75	$ -	$ 7,500,000
01-Jul-12	$79,687.50	$ -	$ 7,500,000
01-Aug-12	$82,343.75	$ -	$ 7,500,000
01-Sep-12	$82,343.75	$ -	$ 7,500,000
01-Oct-12	$79,687.50	$ -	$ 7,500,000
01-Nov-12	$82,343.75	$ -	$ 7,500,000
01-Dec-12	$79,687.50	$ -	$ 7,500,000
01-Jan-13	$82,343.75	$ -	$ 7,500,000
01-Feb-13	$82,343.75	$ -	$ 7,500,000
01-Mar-13	$74,375.00	$ -	$ 7,500,000
01-Apr-13	$82,343.75	$ -	$ 7,500,000
01-May-13	$79,687.50	$ -	$ 7,500,000
01-Jun-13	$82,343.75	$ -	$ 7,500,000
01-Jul-13	$79,687.50	$ -	$ 7,500,000
01-Aug-13	$82,343.75	$ 93,750	$ 7,406,250
01-Sep-13	$81,314.45	$ 93,750	$ 7,312,500
01-Oct-13	$77,695.31	$ 93,750	$ 7,218,750
01-Nov-13	$79,255.86	$ 93,750	$ 7,125,000
01-Dec-13	$75,703.13	$ 93,750	$ 7,031,250
01-Jan-14	$77,197.27	$ 93,750	$ 6,937,500
01-Feb-14	$76,167.97	$ 93,750	$ 6,843,750
01-Mar-14	$67,867.19	$ 93,750	$ 6,750,000
01-Apr-14	$74,109.38	$ 93,750	$ 6,656,250
01-May-14	$70,722.66	$ 93,750	$ 6,562,500
01-Jun-14	$72,050.78	$ 93,750	$ 6,468,750
01-Jul-14	$68,730.47	$ 93,750	$ 6,375,000
01-Aug-14	$69,992.19	$ 93,750	$ 6,281,250
01-Sep-14	$68,962.89	$ 93,750	$ 6,187,500
01-Oct-14	$65,742.19	$ 93,750	$ 6,093,750
01-Nov-14	$66,904.30	$ 93,750	$ 6,000,000
01-Dec-14	$63,750.00	$ 93,750	$ 5,906,250
01-Jan-15	$64,845.70	$ 93,750	$ 5,812,500
01-Feb-15	$63,816.41	$ 93,750	$ 5,718,750
01-Mar-15	$56,710.94	$ 93,750	$ 5,625,000
01-Apr-15	$61,757.81	$ 93,750	$ 5,531,250
01-May-15	$58,769.53	$ 93,750	$ 5,437,500
01-Jun-15	$59,699.22	$ 93,750	$ 5,343,750
01-Jul-15	$56,777.34	$ 93,750	$ 5,250,000
01-Aug-15	$57,640.63	$ 93,750	$ 5,156,250
01-Sep-15	$56,611.33	$ 93,750	$ 5,062,500
01-Oct-15	$53,789.06	$ 93,750	$ 4,968,750
01-Nov-15	$54,552.73	$ 93,750	$ 4,875,000
01-Dec-15	$51,796.88	$ 93,750	$ 4,781,250
01-Jan-16	$52,494.14	$ 93,750	$ 4,687,500
01-Feb-16	$51,464.84	$ 93,750	$ 4,593,750
01-Mar-16	$47,181.64	$ 93,750	$ 4,500,000
01-Apr-16	$49,406.25	$ 93,750	$ 4,406,250
01-May-16	$46,816.41	$ 93,750	$ 4,312,500
01-Jun-16	$47,347.66	$ 93,750	$ 4,218,750
01-Jul-16	$44,824.22	$ 93,750	$ 4,125,000
01-Aug-16	$45,289.06	$ 93,750	$ 4,031,250
01-Sep-16	$44,259.77	$ 93,750	$ 3,937,500
01-Oct-16	$41,835.94	$ 93,750	$ 3,843,750
01-Nov-16	$42,201.17	$ 93,750	$ 3,750,000
01-Dec-16	$39,843.75	$ 93,750	$ 3,656,250
01-Jan-17	$40,142.58	$ 93,750	$ 3,562,500
01-Feb-17	$39,113.28	$ 93,750	$ 3,468,750
01-Mar-17	$34,398.44	$ 93,750	$ 3,375,000
01-Apr-17	$37,054.69	$ 93,750	$ 3,281,250
01-May-17	$34,863.28	$ 93,750	$ 3,187,500
01-Jun-17	$34,996.09	$ 93,750	$ 3,093,750
01-Jul-17	$32,871.09	$ 3,093,750	$ 0

AMENDMENT DATE TERM LOAN COMMITMENTS

Lender	Amendment Date Term Loan Commitments
ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.	$1,855,000
ICON ECI Fund Fifteen, L.P.	$1,540,000
Hardwood Partners, LLC	$105,000

AMORTIZATION OF THE LOAN

The Loan will amortize in sixty (60) monthly payments as follows:

Payment Date	Interest	Principal	Balance o/s
01-Jul-12	$ -	$ -	$3,500,000
01-Aug-12	$38,427	$ -	$3,500,000
01-Sep-12	$38,427	$ -	$3,500,000
01-Oct-12	$37,188	$ -	$3,500,000
01-Nov-12	$38,427	$ -	$3,500,000
01-Dec-12	$37,188	$ -	$3,500,000
01-Jan-13	$38,427	$ -	$3,500,000
01-Feb-13	$38,427	$ -	$3,500,000
01-Mar-13	$34,708	$ -	$3,500,000
01-Apr-13	$38,427	$ -	$3,500,000
01-May-13	$37,188	$ -	$3,500,000
01-Jun-13	$38,427	$ -	$3,500,000
01-Jul-13	$37,188	$ -	$3,500,000
01-Aug-13	$38,427	$43,750	$3,456,250
01-Sep-13	$37,947	$43,750	$3,412,500
01-Oct-13	$36,258	$43,750	$3,368,750
01-Nov-13	$36,986	$43,750	$3,325,000
01-Dec-13	$35,328	$43,750	$3,281,250
01-Jan-14	$36,025	$43,750	$3,237,500
01-Feb-14	$35,545	$43,750	$3,193,750
01-Mar-14	$31,671	$43,750	$3,150,000
01-Apr-14	$34,584	$43,750	$3,106,250
01-May-14	$33,004	$43,750	$3,062,500
01-Jun-14	$33,624	$43,750	$3,018,750
01-Jul-14	$32,074	$43,750	$2,975,000
01-Aug-14	$32,663	$43,750	$2,931,250
01-Sep-14	$32,183	$43,750	$2,887,500
01-Oct-14	$30,680	$43,750	$2,843,750
01-Nov-14	$31,222	$43,750	$2,800,000
01-Dec-14	$29,750	$43,750	$2,756,250
01-Jan-15	$30,261	$43,750	$2,712,500
01-Feb-15	$29,781	$43,750	$2,668,750
01-Mar-15	$26,465	$43,750	$2,625,000
01-Apr-15	$28,820	$43,750	$2,581,250
01-May-15	$27,426	$43,750	$2,537,500
01-Jun-15	$27,860	$43,750	$2,493,750
01-Jul-15	$26,496	$43,750	$2,450,000
01-Aug-15	$26,899	$43,750	$2,406,250
01-Sep-15	$26,419	$43,750	$2,362,500
01-Oct-15	$25,102	$43,750	$2,318,750
01-Nov-15	$25,458	$43,750	$2,275,000
01-Dec-15	$24,172	$43,750	$2,231,250
01-Jan-16	$24,497	$43,750	$2,187,500
01-Feb-16	$24,017	$43,750	$2,143,750
01-Mar-16	$22,018	$43,750	$2,100,000
01-Apr-16	$23,056	$43,750	$2,056,250
01-May-16	$21,848	$43,750	$2,012,500
01-Jun-16	$22,096	$43,750	$1,968,750
01-Jul-16	$20,918	$43,750	$1,925,000
01-Aug-16	$21,135	$43,750	$1,881,250
01-Sep-16	$20,655	$43,750	$1,837,500
01-Oct-16	$19,523	$43,750	$1,793,750
01-Nov-16	$19,694	$43,750	$1,750,000
01-Dec-16	$18,594	$43,750	$1,706,250
01-Jan-17	$18,733	$43,750	$1,662,500
01-Feb-17	$18,253	$43,750	$1,618,750
01-Mar-17	$16,053	$43,750	$1,575,000
01-Apr-17	$17,292	$43,750	$1,531,250
01-May-17	$16,270	$43,750	$1,487,500
01-Jun-17	$16,332	$43,750	$1,443,750
01-Jul-17	$15,340	$1,443,750	$0

Exhibit B
[Exhibit  B-2 and B-3 to the Credit Agreement]

EXHIBIT B-2

AMENDMENT DATE TERM NOTE

$[______________]	June 22, 2012

1.           FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, Xfone USA, Inc., a Mississippi corporation, NTS Communications, Inc., a Texas corporation, Gulf Coast Utilities, Inc., a Mississippi corporation, eXpeTel Communications, Inc., a Mississippi corporation, NTS Construction Company, a Texas corporation, Garey M. Wallace Company, Inc., a Texas corporation, Midcom of Arizona, Inc., an Arizona corporation, Communications Brokers, Inc., a Texas corporation, and N.T.S. Management Company, L.L.C., a Texas limited liability company (each, and collectively, the “Borrower”), hereby, jointly and severally, promises to pay to the order of [___________], a [_____________] (“Lender”), [AMOUNT WRITTEN OUT] DOLLARS ONLY ($[___________]), or if less, the outstanding principal amount of the Amendment Date Term Loan made by the Agent to the Borrower pursuant to the Agreement (defined below) and evidenced by this Amendment Date Term Note, together with interest on the unpaid balance of such amount from the date of this Amendment Date Term Note.  This Amendment Date Term Note is one of the Term Notes issued under the Term Loan, Guarantee and Security Agreement among Borrower, the other Credit Parties signatory thereto, Lender, the other lenders from time to time party thereto and ICON AGENT, LLC as agent for the lenders (the “Agent”), dated October 6, 2011 as amended by that certain Amended & Restated Consent, Waiver & Amendment Agreement dated November 1, 2011 and that certain Amendment No. 1 dated June 22, 2012 (said agreement as amended, as the same may be amended, restated or supplemented from time to time, being herein called the “Agreement”) to which a reference is made for a statement of all of the terms and conditions of the Amendment Date Term Loan evidenced hereby.  Capitalized terms not defined in this Amendment Date Term Note shall have the respective meanings assigned to them in the Agreement.  This Amendment Date Term Note is secured by the Collateral to the extent provided pursuant to the Loan Documents, and is entitled to the benefit of the rights and security provided thereby.

2.           Interest on the outstanding principal balance under this Amendment Date Term Note is payable at a fixed rate equal to twelve and three quarters percent (12.75%) per annum or, to the extent otherwise expressly provided under the Agreement, at the Default Rate (in each case calculated in the manner specified in the Agreement), in immediately available Dollars at the time and in the manner specified in the Agreement.  The outstanding principal and interest under this Amendment Date Term Note shall be immediately due and payable on the Maturity Date, and prior to the Maturity Date, such outstanding principal and accrued interest shall be due and payable in accordance with the schedule attached as Schedule 1 hereto and incorporated herein by reference.

3.           This Amendment Date Term Note may be voluntarily prepaid only on the terms and conditions set forth in the Agreement.

4.           Payments received by Lender shall be applied against principal and interest as provided for in the Agreement.  Except as otherwise provided for in this Amendment Date Term Note or the Agreement and to the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Amendment Date Term Note; (b) all rights to notice and a hearing prior to Agent’s or Lender’s taking possession or control of, or to Agent’s or Lender’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Agent or Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

5.           Borrower acknowledges that this Amendment Date Term Note is executed as part of a commercial transaction and that the proceeds of this Amendment Date Term Note will not be used for any personal or consumer purpose.

6.           Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

7.           Upon the occurrence and continuance of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Amendment Date Term Note shall become, or may be declared to be, immediately due and payable, all as provided in the Agreement.

8.           BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS AMENDMENT DATE TERM NOTE.  THIS AMENDMENT DATE TERM NOTE IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, intending to be legally bound, the Borrower has caused this Amendment Date Term Note to be executed as of the date first written above.

BORROWERS:

XFONE USA, INC.	GAREY M. WALLACE COMPANY, INC.
By:	By:
Name:	Name:
Title:	Title:

NTS COMMUNICATIONS, INC.	MIDCOM OF ARIZONA, INC.
By:	By:
Name:	Name:
Title:	Title:

GULF COAST UTILITIES, INC.	COMMUNICATIONS BROKERS, INC.
By:	By:
Name:	Name:
Title:	Title:

EXPETEL COMMUNICATIONS, INC.	N.T.S. MANAGEMENT COMPANY, L.L.C.
By:	By:
Name:	Name:
Title:	Title:

NTS CONSTRUCTION COMPANY
By:
Name:
Title:

SCHEDULE 1 TO AMENDMENT DATE TERM NOTE DATED JUNE 22, 2012

IN THE ORIGINAL PRINCIPAL AMOUNT OF $[__________]

MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Amendment Date Term Loan evidenced by this Amendment Date Term Note shall amortize in 60 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Amendment Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Amendment Date Term Note shall be paid on the Maturity Date of such Amendment Date Term Loan.

Payment Date	Interest	Principal	Balance o/s

EXHIBIT B-3

DELAYED DRAW TERM NOTE

$[_________]	[______], 2012

1.           FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, Xfone USA, Inc., a Mississippi corporation, NTS Communications, Inc., a Texas corporation, Gulf Coast Utilities, Inc., a Mississippi corporation, eXpeTel Communications, Inc., a Mississippi corporation, NTS Construction Company, a Texas corporation, Garey M. Wallace Company, Inc., a Texas corporation, Midcom of Arizona, Inc., an Arizona corporation, Communications Brokers, Inc., a Texas corporation, and N.T.S. Management Company, L.L.C., a Texas limited liability company (each, and collectively, the “Borrower”), hereby, jointly and severally, promises to pay to the order of [____________], a [________________] (“Lender”), [AMOUNT WRITTEN OUT] DOLLARS ONLY ($500,000.00), or if less, the outstanding principal amount of the Delayed Draw Term Loan made by the Agent to the Borrower pursuant to the Agreement (defined below) and evidenced by this Delayed Draw Term Note, together with interest on the unpaid balance of such amount from the date of this Delayed Draw  Term Note.  This Delayed Draw Term Note is one of the Term Notes issued under the Term Loan, Guarantee and Security Agreement among Borrower, the other Credit Parties signatory thereto, Lender, the other lenders from time to time party thereto and ICON AGENT, LLC as agent for the lenders (the “Agent”), dated October 6, 2011 as amended by that certain Amended & Restated Consent, Waiver & Amendment Agreement dated November 1, 2011 and that certain Amendment No. 1 dated June 22, 2012 (said agreement as amended, as the same may be amended, restated or supplemented from time to time, being herein called the “Agreement”) to which a reference is made for a statement of all of the terms and conditions of the Delayed Draw Term Loan evidenced hereby.  Capitalized terms not defined in this Delayed Draw Term Note shall have the respective meanings assigned to them in the Agreement.  This Delayed Draw Term Note is secured by the Collateral to the extent provided pursuant to the Loan Documents, and is entitled to the benefit of the rights and security provided thereby.

2.           Interest on the outstanding principal balance under this Delayed Draw Term Note is payable at a fixed rate equal to twelve and three quarters percent (12.75%) per annum or, to the extent otherwise expressly provided under the Agreement, at the Default Rate (in each case calculated in the manner specified in the Agreement), in immediately available Dollars at the time and in the manner specified in the Agreement.  The outstanding principal and interest under this Delayed Draw Term Note shall be immediately due and payable on the Maturity Date, and prior to the Maturity Date, such outstanding principal and accrued interest shall be due and payable in accordance with the schedule attached as Schedule 1 hereto and incorporated herein by reference.

3.           This Delayed Draw Term Note may be voluntarily prepaid only on the terms and conditions set forth in the Agreement.

4.           Payments received by Lender shall be applied against principal and interest as provided for in the Agreement.  Except as otherwise provided for in this Delayed Draw Term Note or the Agreement and to the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Delayed Draw Term Note; (b) all rights to notice and a hearing prior to Agent’s or Lender’s taking possession or control of, or to Agent’s or Lender’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Agent or Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

5.           Borrower acknowledges that this Delayed Draw Term Note is executed as part of a commercial transaction and that the proceeds of this Delayed Draw Term Note will not be used for any personal or consumer purpose.

6.           Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

7.           Upon the occurrence and continuance of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Delayed Draw Term Note shall become, or may be declared to be, immediately due and payable, all as provided in the Agreement.

8.           BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS DELAYED DRAW TERM NOTE.  THIS DELAYED DRAW TERM NOTE IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, intending to be legally bound, the Borrower has caused this Delayed Draw Term Note to be executed as of the date first written above.

BORROWERS:

XFONE USA, INC.	GAREY M. WALLACE COMPANY, INC.
By:	By:
Name:	Name:
Title:	Title:

NTS COMMUNICATIONS, INC.	MIDCOM OF ARIZONA, INC.
By:	By:
Name:	Name:
Title:	Title:

GULF COAST UTILITIES, INC.	COMMUNICATIONS BROKERS, INC.
By:	By:
Name:	Name:
Title:	Title:

EXPETEL COMMUNICATIONS, INC.	N.T.S. MANAGEMENT COMPANY, L.L.C.
By:	By:
Name:	Name:
Title:	Title:

NTS CONSTRUCTION COMPANY
By:
Name:
Title:

SCHEDULE 1 TO DELAYED DRAW TERM NOTE DATED [_______], 2012

IN THE ORIGINAL PRINCIPAL AMOUNT OF $[_______]

MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Delayed Draw Term Loan evidenced by this Delayed Draw Term Note shall amortize in [__] consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Delayed Draw Term Loan Funding Date.  The remaining outstanding principal and accrued interest balance (if any) of this Delayed Draw Term Note shall be paid on the Maturity Date of such Delayed Draw Term Loan.

Payment Date	Interest	Principal	Balance o/s

Exhibit C
Schedule 1 to the ICON ECI Fund Fifteen, L.P.
Closing Date Term Loan Note

SCHEDULE 1 TO TERM NOTE DATED OCTOBER 27, 2011

IN THE ORIGINAL PRINCIPAL AMOUNT OF $6,850,000.00

MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule

The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 66 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Payment Date	Interest	Principal	Balance o/s
01-Nov-11	$ -	$ -	$6,850,000
01-Dec-11	$72,781	$ -	$6,850,000
01-Jan-12	$75,207	$ -	$6,850,000
01-Feb-12	$75,207	$ -	$6,850,000
01-Mar-12	$70,355	$ -	$6,850,000
01-Apr-12	$75,207	$ -	$6,850,000
01-May-12	$72,781	$ -	$6,850,000
01-Jun-12	$75,207	$ -	$6,850,000
01-Jul-12	$72,781	$ -	$6,850,000
01-Aug-12	$75,207	$ -	$6,850,000
01-Sep-12	$75,207	$ -	$6,850,000
01-Oct-12	$72,781	$ -	$6,850,000
01-Nov-12	$75,207	$ -	$6,850,000
01-Dec-12	$72,781	$ -	$6,850,000
01-Jan-13	$75,207	$ -	$6,850,000
01-Feb-13	$75,207	$ -	$6,850,000
01-Mar-13	$67,929	$ -	$6,850,000
01-Apr-13	$75,207	$ -	$6,850,000
01-May-13	$72,781	$ -	$6,850,000
01-Jun-13	$75,207	$ -	$6,850,000
01-Jul-13	$72,781	$ -	$6,850,000
01-Aug-13	$75,207	$85,625	$6,764,375
01-Sep-13	$74,267	$85,625	$6,678,750
01-Oct-13	$70,962	$85,625	$6,593,125
01-Nov-13	$72,387	$85,625	$6,507,500
01-Dec-13	$69,142	$85,625	$6,421,875
01-Jan-14	$70,507	$85,625	$6,336,250
01-Feb-14	$69,567	$85,625	$6,250,625
01-Mar-14	$61,985	$85,625	$6,165,000
01-Apr-14	$67,687	$85,625	$6,079,375
01-May-14	$64,593	$85,625	$5,993,750
01-Jun-14	$65,806	$85,625	$5,908,125
01-Jul-14	$62,774	$85,625	$5,822,500
01-Aug-14	$63,926	$85,625	$5,736,875
01-Sep-14	$62,986	$85,625	$5,651,250
01-Oct-14	$60,045	$85,625	$5,565,625
01-Nov-14	$61,106	$85,625	$5,480,000
01-Dec-14	$58,225	$85,625	$5,394,375
01-Jan-15	$59,226	$85,625	$5,308,750
01-Feb-15	$58,286	$85,625	$5,223,125
01-Mar-15	$51,796	$85,625	$5,137,500
01-Apr-15	$56,405	$85,625	$5,051,875
01-May-15	$53,676	$85,625	$4,966,250
01-Jun-15	$54,525	$85,625	$4,880,625
01-Jul-15	$51,857	$85,625	$4,795,000
01-Aug-15	$52,645	$85,625	$4,709,375
01-Sep-15	$51,705	$85,625	$4,623,750
01-Oct-15	$49,127	$85,625	$4,538,125
01-Nov-15	$49,825	$85,625	$4,452,500
01-Dec-15	$47,308	$85,625	$4,366,875
01-Jan-16	$47,945	$85,625	$4,281,250
01-Feb-16	$47,005	$85,625	$4,195,625
01-Mar-16	$43,093	$85,625	$4,110,000
01-Apr-16	$45,124	$85,625	$4,024,375
01-May-16	$42,759	$85,625	$3,938,750
01-Jun-16	$43,244	$85,625	$3,853,125
01-Jul-16	$40,939	$85,625	$3,767,500
01-Aug-16	$41,364	$85,625	$3,681,875
01-Sep-16	$40,424	$85,625	$3,596,250
01-Oct-16	$38,210	$85,625	$3,510,625
01-Nov-16	$38,544	$85,625	$3,425,000
01-Dec-16	$36,391	$85,625	$3,339,375
01-Jan-17	$36,664	$85,625	$3,253,750
01-Feb-17	$35,723	$85,625	$3,168,125
01-Mar-17	$31,417	$85,625	$3,082,500
01-Apr-17	$33,843	$85,625	$2,996,875
01-May-17	$31,842	$85,625	$2,911,250
01-Jun-17	$31,963	$85,625	$2,825,625
01-Jul-17	$30,022	$2,825,625	$0

Exhibit D
Schedule 1 to the Hardwood Partners, LLC
Closing Date Term Loan Note
SCHEDULE 1 TO TERM NOTE DATED OCTOBER 27, 2011
IN THE ORIGINAL PRINCIPAL AMOUNT OF $500,000.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule
The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 66 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Payment Date	Interest	Principal	Balance o/s
01-Nov-11	$ -	$ -	$500,000
01-Dec-11	$5,313	$ -	$500,000
01-Jan-12	$5,490	$ -	$500,000
01-Feb-12	$5,490	$ -	$500,000
01-Mar-12	$5,135	$ -	$500,000
01-Apr-12	$5,490	$ -	$500,000
01-May-12	$5,313	$ -	$500,000
01-Jun-12	$5,490	$ -	$500,000
01-Jul-12	$5,313	$ -	$500,000
01-Aug-12	$5,490	$ -	$500,000
01-Sep-12	$5,490	$ -	$500,000
01-Oct-12	$5,313	$ -	$500,000
01-Nov-12	$5,490	$ -	$500,000
01-Dec-12	$5,313	$ -	$500,000
01-Jan-13	$5,490	$ -	$500,000
01-Feb-13	$5,490	$ -	$500,000
01-Mar-13	$4,958	$ -	$500,000
01-Apr-13	$5,490	$ -	$500,000
01-May-13	$5,313	$ -	$500,000
01-Jun-13	$5,490	$ -	$500,000
01-Jul-13	$5,313	$ -	$500,000
01-Aug-13	$5,490	$6,250	$493,750
01-Sep-13	$5,421	$6,250	$487,500
01-Oct-13	$5,180	$6,250	$481,250
01-Nov-13	$5,284	$6,250	$475,000
01-Dec-13	$5,047	$6,250	$468,750
01-Jan-14	$5,146	$6,250	$462,500
01-Feb-14	$5,078	$6,250	$456,250
01-Mar-14	$4,524	$6,250	$450,000
01-Apr-14	$4,941	$6,250	$443,750
01-May-14	$4,715	$6,250	$437,500
01-Jun-14	$4,803	$6,250	$431,250
01-Jul-14	$4,582	$6,250	$425,000
01-Aug-14	$4,666	$6,250	$418,750
01-Sep-14	$4,598	$6,250	$412,500
01-Oct-14	$4,383	$6,250	$406,250
01-Nov-14	$4,460	$6,250	$400,000
01-Dec-14	$4,250	$6,250	$393,750
01-Jan-15	$4,323	$6,250	$387,500
01-Feb-15	$4,254	$6,250	$381,250
01-Mar-15	$3,781	$6,250	$375,000
01-Apr-15	$4,117	$6,250	$368,750
01-May-15	$3,918	$6,250	$362,500
01-Jun-15	$3,980	$6,250	$356,250
01-Jul-15	$3,785	$6,250	$350,000
01-Aug-15	$3,843	$6,250	$343,750
01-Sep-15	$3,774	$6,250	$337,500
01-Oct-15	$3,586	$6,250	$331,250
01-Nov-15	$3,637	$6,250	$325,000
01-Dec-15	$3,453	$6,250	$318,750
01-Jan-16	$3,500	$6,250	$312,500
01-Feb-16	$3,431	$6,250	$306,250
01-Mar-16	$3,145	$6,250	$300,000
01-Apr-16	$3,294	$6,250	$293,750
01-May-16	$3,121	$6,250	$287,500
01-Jun-16	$3,157	$6,250	$281,250
01-Jul-16	$2,988	$6,250	$275,000
01-Aug-16	$3,019	$6,250	$268,750
01-Sep-16	$2,951	$6,250	$262,500
01-Oct-16	$2,789	$6,250	$256,250
01-Nov-16	$2,813	$6,250	$250,000
01-Dec-16	$2,656	$6,250	$243,750
01-Jan-17	$2,676	$6,250	$237,500
01-Feb-17	$2,608	$6,250	$231,250
01-Mar-17	$2,293	$6,250	$225,000
01-Apr-17	$2,470	$6,250	$218,750
01-May-17	$2,324	$6,250	$212,500
01-Jun-17	$2,333	$6,250	$206,250
01-Jul-17	$2,191	$206,250	$0

Exhibit E
Schedule 1 to the ICON ECI Partners, L.P.
Closing Date Term Loan Note

SCHEDULE 1 TO TERM NOTE DATED OCTOBER 27, 2011
IN THE ORIGINAL PRINCIPAL AMOUNT OF $150,000.00
MADE BY
XFONE USA, INC., NTS COMMUNICATIONS, INC., GULF COAST UTILITIES, INC., EXPETEL COMMUNICATIONS, INC., NTS CONSTRUCTION COMPANY, GAREY M. WALLACE COMPANY, INC., MIDCOM OF ARIZONA, INC., COMMUNICATIONS BROKERS, INC. AND N.T.S. MANAGEMENT COMPANY, L.L.C.

Amortization Schedule
The outstanding principal and accrued interest balance of the Term Loan evidenced by this Term Note shall amortize in 66 consecutive monthly installments in the amounts and on the dates set forth below with such payments due on the first day of each calendar month commencing on the first day of the calendar month following the Closing Date.  The remaining outstanding principal and accrued interest balance (if any) of this Term Note shall be paid on the Maturity Date of such Term Loan.

Payment Date	Interest	Principal	Balance o/s
01-Nov-11	$ -	$ -	$150,000
01-Dec-11	$1,594	$ -	$150,000
01-Jan-12	$1,647	$ -	$150,000
01-Feb-12	$1,647	$ -	$150,000
01-Mar-12	$1,541	$ -	$150,000
01-Apr-12	$1,647	$ -	$150,000
01-May-12	$1,594	$ -	$150,000
01-Jun-12	$1,647	$ -	$150,000
01-Jul-12	$1,594	$ -	$150,000
01-Aug-12	$1,647	$ -	$150,000
01-Sep-12	$1,647	$ -	$150,000
01-Oct-12	$1,594	$ -	$150,000
01-Nov-12	$1,647	$ -	$150,000
01-Dec-12	$1,594	$ -	$150,000
01-Jan-13	$1,647	$ -	$150,000
01-Feb-13	$1,647	$ -	$150,000
01-Mar-13	$1,488	$ -	$150,000
01-Apr-13	$1,647	$ -	$150,000
01-May-13	$1,594	$ -	$150,000
01-Jun-13	$1,647	$ -	$150,000
01-Jul-13	$1,594	$ -	$150,000
01-Aug-13	$1,647	$ -	$148,125
01-Sep-13	$1,626	$78,204	$146,250
01-Oct-13	$1,554	$78,204	$144,375
01-Nov-13	$1,585	$78,204	$142,500
01-Dec-13	$1,514	$78,204	$140,625
01-Jan-14	$1,544	$78,204	$138,750
01-Feb-14	$1,523	$78,204	$136,875
01-Mar-14	$1,357	$78,204	$135,000
01-Apr-14	$1,482	$78,204	$133,125
01-May-14	$1,414	$78,204	$131,250
01-Jun-14	$1,441	$78,204	$129,375
01-Jul-14	$1,375	$78,204	$127,500
01-Aug-14	$1,400	$78,204	$125,625
01-Sep-14	$1,379	$78,204	$123,750
01-Oct-14	$1,315	$78,204	$121,875
01-Nov-14	$1,338	$78,204	$120,000
01-Dec-14	$1,275	$78,204	$118,125
01-Jan-15	$1,297	$78,204	$116,250
01-Feb-15	$1,276	$78,204	$114,375
01-Mar-15	$1,134	$78,204	$112,500
01-Apr-15	$1,235	$78,204	$110,625
01-May-15	$1,175	$78,204	$108,750
01-Jun-15	$1,194	$78,204	$106,875
01-Jul-15	$1,136	$78,204	$105,000
01-Aug-15	$1,153	$78,204	$103,125
01-Sep-15	$1,132	$78,204	$101,250
01-Oct-15	$1,076	$78,204	$99,375
01-Nov-15	$1,091	$78,204	$97,500
01-Dec-15	$1,036	$78,204	$95,625
01-Jan-16	$1,050	$78,204	$93,750
01-Feb-16	$1,029	$78,204	$91,875
01-Mar-16	$944	$78,204	$90,000
01-Apr-16	$988	$78,204	$88,125
01-May-16	$936	$78,204	$86,250
01-Jun-16	$947	$78,204	$84,375
01-Jul-16	$896	$78,204	$82,500
01-Aug-16	$906	$78,204	$80,625
01-Sep-16	$885	$78,204	$78,750
01-Oct-16	$837	$78,204	$76,875
01-Nov-16	$844	$78,204	$75,000
01-Dec-16	$797	$78,204	$73,125
01-Jan-17	$803	$78,204	$71,250
01-Feb-17	$782	$78,204	$69,375
01-Mar-17	$688	$78,204	$67,500
01-Apr-17	$741	$78,204	$65,625
01-May-17	$697	$78,204	$63,750
01-Jun-17	$700	$78,204	$61,875
01-Jul-17	$657	$138,204	$0

Exhibit F

Exhibit M to the Credit Agreement

DELAYED DRAW BORROWING REQUEST

ICON Agent, LLC
100 5th Avenue, 4th Floor
New York, New York 10011

Ladies and Gentlemen:

Reference is made to that certain Term Loan, Guarantee  and Security Agreement dated as of November 1, 2011 (as amended by Amendment No. 1 to the Term Loan, Guarantee and Security Agreement as such may be amended, modified, supplemented or restated hereafter, the “Credit Agreement”) by, among others, (a) the Borrowers, (b) the Lenders party thereto, (c) ICON Agent, LLC, as Agent (in such capacity, the “Agent”) and (d) the Guarantors party thereto from time to time. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 1.1 of the Credit Agreement, the Lenders have agreed to make a Delayed Draw Term Loan to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The Borrowers hereby give the Agent irrevocable notice that the Borrowers hereby request that the Lenders advance the Delayed Draw Term Loan as provided under the Credit Agreement, and in connection therewith set forth below the information relating to such Delayed Draw Term Loan as required by Section 1.1(c) of the Credit Agreement:

1.           The funding date of the Delayed Draw Term Loan is _____________, 2012 (which shall be at least five (5) Business Days after the date of this request, but in no event later than October 1, 2012).

2.           The amount of the Delayed Draw Term Loan is $_______________ (which shall in no event exceed the Delayed Term Loan Commitment Amount).

3.           As of the date hereof, the aggregate Liquidity of the Credit Parties is $[_______________].

The undersigned hereby certify that (i) each of the conditions precedent to the making of the Delayed Draw Term Loan stated in Section 2.1 (other than Section 2.1 (c), (e) and (f)) and Section 2.2 of the Credit Agreement have been satisfied on and as of the date of the funding of the Delayed Draw Term Loan and shall continue to be satisfied by the Borrower as of the date of the Delayed Draw Term Loan, (ii) no Default has occurred and is continuing or would arise after giving effect to the Delayed Draw Term Loan and (iii) all representations and warranties are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date,  in which case the undersigned represents and warrants that such representations and warranties are true and correct in all material respects as of such earlier date).

Very truly yours,

NTS, INC., as a Guarantor and Grantor	NTS CONSTRUCTION COMPANY, as Borrower and Grantor
By:	By:
Name:	Name:
Title:	Title:

XFONE USA, INC., as Borrower and Grantor	GAREY M. WALLACE COMPANY, INC., as Borrower and Grantor
By:	By:
Name:	Name:
Title:	Title:

NTS COMMUNICATIONS, INC., as Borrower and Grantor	MIDCOM OF ARIZONA, INC., as Borrower and Grantor
By:	By:
Name:	Name:
Title:	Title:

GULF COAST UTILITIES, INC., as Borrower and Grantor	COMMUNICATIONS BROKERS, INC., as Borrower and Grantor
By:	By:
Name:	Name:
Title:	Title:

EXPETEL COMMUNICATIONS, INC., as Borrower and Grantor	NTS TELEPHONE COMPANY, LLC, as Government Funded SPE and Credit Party
By:	By:
Name:	Name:
Title:	Title:

PRIDE NETWORK, INC., as Government Funded SPE and Credit Party	N.T.S. MANAGEMENT COMPANY, L.L.C., as Borrower and Grantor
By:	By:
Name:	Name:
Title:	Title:

Exhibit F
Disclosure Schedules